SCHEDULE II
                    INFORMATION WITH RESPECT TO
          TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
            SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                        SHARES
                                        PURCHASED        AVERAGE
                        DATE            SOLD(-)          PRICE(2)

COMMON STOCK-PITTWAY CORP CLASS-A


 GABELLI FUNDS, INC.

 THE GABELLI SMALL CAP GROWTH FUND
                     8/23/95           18,000-           53.5000
                     8/16/95            3,000-           53.4667

 THE GABELLI EQUITY TRUST,INC.
                     9/07/95           20,000-           58.0586

 THE GABELLI ASSET FUND
                     9/07/95              700-           57.7500
                     9/07/95            4,300-           58.0586


 GAMCO INVESTORS, INC.
                     9/08/95           45,500-           59.7500
                     9/07/95            5,000-           58.6050
                     8/31/95              530            54.7500
                     8/31/95            7,800-           53.5000
                     8/31/95              530-           54.7500
                     8/30/95              530            54.7500
                     8/30/95              400-           53.8750
                     8/30/95              530-           54.7500
                     8/29/95            3,830-           54.7500
                     8/24/95            1,100-           53.8636
                     8/23/95              500-           54.0000
                     8/21/95              700-           53.0000
                     8/18/95              100-           53.0000
                     8/16/95            3,900-           53.0000
                     8/16/95            3,100-           53.4234





(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE AMERICAN STOCK EXCHANGE.
(2) PRICE EXCLUDES COMMISSION.
(*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP
    OF GAMCO INVESTORS, INC.

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